                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 2

                                       TO

               OIL & GAS REVOLVING CREDIT AND TERM LOAN AGREEMENT


         THIS AMENDMENT NO. 2 (this "Amendment") is entered into as of June 6, 2002, by and among TRANSTEXAS GAS CORPORATION, a Delaware corporation ("Borrower"), the financial institutions set forth on the signature pages hereto (each a "Lender" and collectively, "Lenders") and GMAC COMMERCIAL CREDIT LLC as agent for Lenders (in such capacity, "Agent").

                                   BACKGROUND

         Borrower, Agent and Lenders are parties to an Oil & Gas Revolving Credit and Term Loan Agreement dated as of March 15, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

         Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

                  (a) The following defined terms are added to Section 1.2 in their appropriate alphabetical order and shall provide as follows:

                           "Amendment No. 2" shall mean Amendment No. 2 to Oil & Gas Revolving Credit and Term Loan Agreement by and among Borrower, Agent and Lenders.

                           "Amendment No. 2 Effective Date" shall mean the date when the conditions of effectiveness set forth in
                           Section 4 of Amendment No. 2 have been met to Agent's satisfaction.

                           "Amendment No. 2 Fee" shall mean the fee paid by Borrower to Agent on the Amendment No. 2 Effective Date in the amount of $25,000 which fee shall be deemed earned in full and payable on such date and shall be shared by the Lenders in accordance with their respective Commitment Percentages.

         (b) Section 7.2 is amended in its entirety to provide as follows:

                                    "7.2. Consolidated Net Income. Not permit
                           the sum of (i) Consolidated Net Income for Borrower and its Subsidiaries on a consolidated basis plus
                           (ii) dividend requirements of Borrower and its consolidated Subsidiaries (whether in cash or otherwise (except dividends payable solely in shares of Qualified Capital Stock)) with respect to Preferred Stock paid, accrued, or scheduled to be paid or accrued during each period set forth below (in each case to the extent attributable to such period and excluding items eliminated in consolidation) at the end of each fiscal quarter with respect to the immediately preceding fiscal period set forth below (ending on the last day of such fiscal quarter) to be less than (or if a net loss, such net loss shall not be greater than) the amount set forth below as corresponds to the applicable fiscal period:


                                            Four Quarters Ended                                  Net Income
                                            -------------------                                  ----------
                                            4/30/02                                              ($55,000,000)
                                            7/31/02                                              ($50,000,000)
                                            10/31/02                                             ($45,000,000)
                                            1/31/03                                              ($40,000,000)
                                            4/30/03                                              ($35,000,000)
                                            7/31/03                                              ($30,000,000)
                                            10/31/03                                             ($25,000,000)
                                            1/31/04 and thereafter                               ($20,000,000)
                                            until the end of the Term"


         (c) Section 7.3 is amended in its entirety to provide as follows:

                           "7.3. Minimum Consolidated EBITDA. Not permit
                  Consolidated EBITDA for Borrower and its Subsidiaries on a consolidated basis at the end of each fiscal quarter with respect to the immediately preceding fiscal period set forth below (ending on the last day of such fiscal quarter) to be less than the Consolidated EBITDA set forth below as corresponds to the applicable fiscal period:


                                            Four Quarters Ended                                  EBITDA
                                            -------------------                                  ------

                                            4/30/02                                              $52,500,000
                                            7/31/02                                              $55,000,000
                                            10/31/02                                             $57,500,000
                                            1/31/03                                              $60,000,000
                                            4/30/03                                              $62,500,000
                                            7/31/03                                              $65,500,000
                                            10/31/03                                             $67,500,000
                                            1/31/04 and thereafter until                         $70,000,000
                                            the end of the Term"

         (d) Section 7.4 is amended in its entirety to provide as follows:

                           "7.4. Drilling Production Payments. From and after
                  the Amendment No. 2 Effective Date, outstanding Debt with respect to Drilling Production Payments shall not, in the aggregate exceed the amounts set forth below during the periods set forth:


                                                                    Maximum Amount of
                                                                    Drilling Production
                         Period                                     Payment Liabilities
                         ------                                     -------------------

                         Amendment No. 2 Effective Date              $40,000,000
                         through 9/30/02

                         10/1/02 through 10/31/02                    $35,000,000

                         11/1/02 and thereafter through              $30,000,000
                         the end of the Term"

         3. Agreements Regarding Reserves. From the Amendment No. 2 Effective Date through and including October 31, 2002, Agent and Lenders waive compliance with Sections 2.1(a) and (b) of the Loan Agreement, and Borrower shall have no obligation to repay any Coverage Shortfall arising during such period.

         4. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (a) one (1) copy of this Amendment executed by Borrower and Required Lenders and consented and agreed to by Guarantors and (b) the Amendment No. 2 Fee, which shall be charged to Borrower's Account under and as defined in the Receivables Facility and the payment of which shall be evidenced by Agent's execution of this Amendment.

         5. Representations and Warranties. Borrower hereby represents and warrants as follows:


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

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

         6. Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor, except as provided in Section 3 hereof, constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.




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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                 TRANSTEXAS GAS CORPORATION

                                 By:
                                     ------------------------------------------
                                          Ed Donahue, Vice President



                                 GMAC COMMERCIAL CREDIT LLC, as Agent and
                                 Lender

                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:

                                 Commitment Percentage:     61.90477%


                                 CREDIT SUISSE FIRST BOSTON MANAGEMENT, as a
                                 Lender

                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:

                                 Commitment Percentage:     12.69841%


                                 ANGELO GORDON & CO. L.P.

                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:

                                 Commitment Percentage:     12.69841%



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]



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



                                 OAKTREE CAPITAL MANAGEMENT,  as a
                                 general partner and investment manager of certain funds and accounts it manages, as Lender

                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:

                                 Commitment Percentage:     12.698411%



CONSENTED AND AGREED TO:

GALVESTON BAY PROCESSING CORPORATION,
 as Guarantor

By:
   -------------------------------------
         Ed Donahue, Vice President



GALVESTON BAY PIPELINE COMPANY,
 as Guarantor

By:
    -----------------------------------
         Ed Donahue, Vice President





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